                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned Trustee and officer of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK and ALAN W. LASKER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee and Principal Executive Officer of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ Harvey Schulweis
                                            --------------------
                                            Harvey Schulweis

                                POWER OF ATTORNEY

         The undersigned officer of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Principal Financial Officer of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ Alan W. Lasker
                                            ------------------
                                            Alan W. Lasker

                                POWER OF ATTORNEY

         The undersigned officer of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK, ALAN W. LASKER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Principal Accounting Officer of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ William J. Fishell
                                            ----------------------
                                            William J. Fishell

                                POWER OF ATTORNEY

         The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK, ALAN W. LASKER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ Nancy F. Beck
                                            -----------------
                                            Nancy F. Beck

                                POWER OF ATTORNEY

         The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK, ALAN W. LASKER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ James H. Berick
                                            -------------------
                                            James H. Berick

                                POWER OF ATTORNEY

         The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK, ALAN W. LASKER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ H. Grant Hathaway
                                            ---------------------
                                            H. Grant Hathaway

                                POWER OF ATTORNEY

         The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the purpose of registering 5.375% Convertible Senior Notes Due 2023 and Common Shares of Beneficial Interest, hereby constitutes and appoints DANIEL G. BERICK, ALAN W. LASKER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2003.

                                            /s/ Milton A. Wolf
                                            ------------------
                                            Milton A. Wolf